UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2012

PEOPLES BANCORP INC.
(Exact name of Registrant as specified in its charter)

Ohio	0-16772	31-0987416
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification Number)

138 Putnam Street, PO Box 738
Marietta, Ohio	45750-0738
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	(740) 373-3155

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 2.02     Results of Operation and Financial Condition
On July 24, 2012, management of Peoples Bancorp Inc. (“Peoples”) conducted a facilitated conference call at approximately 11:00 a.m., Eastern Daylight Savings Time, to discuss results of operations for the quarterly period ended June 30, 2012. A replay of the conference call audio will be available on Peoples’ website, www.peoplesbancorp.com, in the “Investor Relations” section for one year. A copy of the transcript of the conference call is included as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 2.02 and Exhibit 99.1 included with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 7.01    Regulation FD Disclosure
From time-to-time between August 1, 2012 and August 15, 2012, the President and Chief Executive Officer and the Executive Vice President, Chief Financial Officer and Treasurer of Peoples Bancorp Inc. (“Peoples”) intend to conduct one or more meetings with investors and analysts. These officers intend to use an investor presentation containing financial data and other information regarding Peoples to assist the investors and analysts with their understanding of the business and financial performance of Peoples. A copy of the investor presentation is included as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.
On August 1, 2012, Peoples’ President and Chief Executive Officer and the Executive Vice President, Chief Financial Officer and Treasurer will be presenting at the Keefe, Bruyette & Woods Annual Community Bank Investor Conference in New York City, New York. Peoples’ presentation is scheduled to begin at approximately 10:00 a.m. eastern daylight saving time.
Interested persons may listen to the live audio of the presentation and view the accompanying slide presentation on online via the “Investor Relations” section of Peoples’ website. Participants are encouraged to register for the webcast 10 minutes before the presentation commences. A replay of the presentation will be available on Peoples’ website for 90 days following the presentation.
The information in this Current Report on Form 8-K is being furnished under Item 7.01 and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits
a) - c)
Not applicable
d) Exhibits
See Index to Exhibits on Page 3

Safe Harbor Statement
This Current Report on Form 8-K and the investor presentation included as Exhibit 99.2 contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are identified by the fact they are not historical facts and may include discussions of the strategic plans and objectives or anticipated future performance and events of Peoples.
Peoples encourages readers of this Current Report on Form 8-K to understand forward-looking statements to be strategic objectives rather than absolute targets of future performance. Further, the information contained in this Current Report on Form 8-K and the investor presentation included as Exhibit 99 hereto should be read in conjunction with Peoples' Annual Report on Form 10-K for the fiscal year ended December 31, 2011 ("Peoples' 2011 Form 10-K") and Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2012, filed with the Securities and Exchange Commission (“SEC”) and available on the SEC's website (www.sec.gov) or at Peoples' website (www.peoplesbancorp.com).

Readers are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in Peoples' 2011 Annual Report on Form 10-K filed with the SEC under the section, “Risk Factors” in Part I, Item 1A. As such, actual results could differ materially from those contemplated by forward-looking statements made in this Current Report on Form 8-K and the investor presentation included as Exhibit 99.2 hereto. Management believes the expectations in these forward-looking statements are based upon reasonable assumptions within the bounds of management's knowledge of Peoples' business and operations. Peoples disclaims any responsibility to update these forward-looking statements to reflect events or circumstances after the date of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES BANCORP INC.

Date:	July 31, 2012	By:/s/	EDWARD G. SLOANE
Edward G. Sloane

Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Transcript of conference call conducted by management of Peoples Bancorp Inc. on July 24, 2012 to discuss results of operations for the quarterly period ended June 30, 2012.
99.2	August 2012 Investor Presentation